Exhibit 99.1

CoreVest American Finance 2018-1 Trust
Mortgage Pass-Through Certificates
Mortgage Loan and Sample Property Agreed-Upon Procedures

Report To:

CF CoreVest Purchaser LLC
CoreVest American Finance Depositor LLC
Morgan Stanley & Co. LLC
Goldman Sachs & Co. LLC
Wells Fargo Securities, LLC

19 June 2018

Report of Independent Accountants on Applying Agreed-Upon Procedures

CF CoreVest Purchaser LLC c/o Fortress Investment Group 1345 Avenue of the Americas, 46th Floor New York, New York 10105	Goldman Sachs & Co. LLC 200 West Street New York, New York 10282

CoreVest American Finance Depositor LLC 575 Fifth Avenue, 14th Floor New York, New York 10019	Wells Fargo Securities, LLC 375 Park Avenue New York, NY 10152

Morgan Stanley & Co. LLC 1585 Broadway, 4th Floor New York, New York 10036

Re:	CoreVest American Finance 2018-1 Trust Mortgage Pass-Through Certificates (the "Certificates") Mortgage Loan and Sample Property Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the "Specified Parties"), solely to assist CoreVest American Finance Depositor LLC (the "Depositor") in evaluating the accuracy of certain information with respect to the Mortgage Loans (as defined in Attachment A) that will secure the Certificates and certain Mortgaged Properties (as defined in Attachment A) that secure the Mortgage Loans relating to the CoreVest American Finance 2018-1 Trust securitization transaction (the "Transaction"). This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, CF CoreVest Purchaser LLC ("CoreVest"), on behalf of the Depositor, provided us with:
a.	Certain electronic data files containing information relating to the Mortgage Loans (the "Mortgage Loan Data Files"),
b.	Certain electronic data files containing information relating to the Mortgaged Properties (the "Property Data Files," together with the Mortgage Loan Data Files, the "Data Files"),
c.	Electronic copies of the loan files for the Mortgage Loans and certain Mortgaged Properties which contain copies of:
	i.	Various source documents relating to the Mortgage Loans (the "Mortgage Loan Source Documents") and
ii.
Appraisal or desktop review reports (the "Appraisals") and/or broker price opinions (the "BPOs," together with the Appraisals, the "Property Source Documents") relating to certain Mortgaged Properties,

d.
An electronic data file labeled "MSA List by Zip Code.xlsx" (the "MSA Support File," together with the Property Source Documents, the "Property Sources") which contains metropolitan statistical area information for certain zip codes,

e.
A schedule (the "Property Sampling Schedule"), certain information from which is shown on Exhibit 2 to Attachment A, that CoreVest, on behalf of the Depositor, indicated contains a list of loan identification numbers (each, a "Loan ID") corresponding to certain fixed-rate mortgage loans,

f.
A list of characteristics on the Property Data Files (the "Property Sample Characteristics"), which are described in Attachment A, that CoreVest, on behalf of the Depositor, instructed us to compare to information contained in the Property Sources,

g.
A list of characteristics on the Mortgage Loan Data Files (the "Compared Mortgage Loan Characteristics"), which are listed on Exhibit 6 to Attachment A, that CoreVest, on behalf of the Depositor, instructed us to compare to information contained in the Mortgage Loan Source Documents,

h.
A list of characteristics on the Data Files (the "Recalculated Characteristics"), which are described in Attachment A, that CoreVest, on behalf of the Depositor, instructed us to recalculate using information on the Data Files,

i.
A list of characteristics on the Mortgage Loan Data Files (the "Provided Mortgage Loan Characteristics"), which are listed on Exhibit 7 to Attachment A, on which CoreVest, on behalf of the Depositor, instructed us to perform no procedures,

j.	A draft of the preliminary confidential offering circular for the Transaction (the "Draft Preliminary Offering Circular") and
k.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Data Files, Mortgage Loan Source Documents, Property Sources, Property Sampling Schedule, Property Sample Characteristics, Compared Mortgage Loan Characteristics, Recalculated Characteristics, Provided Mortgage Loan Characteristics, Draft Preliminary Offering Circular and the  determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Data Files. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Mortgage Loan Source Documents, Property Sources, Property Sampling Schedule, Provided Mortgage Loan Characteristics, Draft Preliminary Offering Circular or any other information provided to us by CoreVest, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to: (a) the existence of the Mortgage Loans and Mortgaged Properties, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by CoreVest, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This agreed-upon procedures engagement was not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a "rating agency") or
b.	Making any findings with respect to:
	i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
	ii.	The value of the collateral securing the Mortgage Loans,
	iii.	Whether the originators of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Mortgage Loans or Mortgaged Properties would be material to the likelihood that the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

19 June 2018

Attachment A Page 1 of 10

Background

For the purpose of the procedures described in this report, CoreVest, on behalf of the Depositor, indicated that:
a.	The primary assets of the Transaction's issuing entity will be 117 fixed-rate mortgage loans (the "Mortgage Loans") and
b.	The Mortgage Loans are secured by first liens on 2,517 mortgaged properties (the "Mortgaged Properties") which consist of:
i.	1,988 single-family residential properties,
ii.	273 2-4 unit residential properties,
iii.	161 townhomes,
iv.	70 condominiums and
v.	25 multifamily properties.

Procedures performed and our associated findings

1.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled "Active Term Data Tape 2018-1 v101 - SENT TO EY.XLSB" and the corresponding record layout and decode information ("Preliminary Property Data File 1") that CoreVest, on behalf of the Depositor, indicated contains information relating to 2,669 mortgaged properties (the "Preliminary Properties 1") that secure 125 mortgage loans (the "Preliminary Mortgage Loans 1").

As instructed by CoreVest, on behalf of the Depositor, we selected a sample of Preliminary Properties 1 from Preliminary Property Data File 1 using the sample selection methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph of this Item 1.

For each of the 108 Preliminary Mortgage Loans 1 listed on the Property Sampling Schedule, CoreVest, on behalf of the Depositor, instructed us to:
a.	Multiply 25% by the number of Preliminary Properties 1 which:
i.	Secure such Preliminary Mortgage Loan 1 and
ii.	Have "Y" for the "parent" characteristic, as shown on Preliminary Property Data File 1,
b.	Round the value computed in a. above up to the nearest integer and
c.	Select a random sample of Preliminary Properties 1 from Preliminary Property Data File 1 equal to the number computed in b. above from the population of Preliminary Properties 1 which:
i.	Secure such Preliminary Mortgage Loan 1 and
ii.	Have "Y" for the "parent" characteristic on Preliminary Property Data File 1.

Attachment A Page 2 of 10

1.	(continued)

The application of the sample selection methodology described in the preceding paragraph of this Item 1. resulted in the selection of 768 Preliminary Properties 1 (the "Sample Properties 1"). The Sample Properties 1 are shown on Exhibit 1 to Attachment A. For the purpose of this procedure, CoreVest, on behalf of the Depositor, did not inform us as to the basis for the instructions or methodology they instructed us to use to select the Sample Properties 1 from Preliminary Property Data File 1, or the basis of the inclusion of the 108 Preliminary Mortgage Loans 1 on the Property Sampling Schedule. We performed no procedures relating to the Preliminary Mortgage Loans 1 that were not included on Property Sampling Schedule.

For the purpose of the procedures described in this report, the 768 Sample Properties 1 are referred to as Sample Property Numbers 1 though 768.

2.
For each Sample Property 1 (except for the Not Reviewed Sample Properties 1 (as defined in the final paragraph of this Item 2.)), we compared the characteristics listed on Exhibit 3 to Attachment A (the "Base Property Sample Characteristics"), as shown on Preliminary Property Data File 1, to the corresponding information located in the Property Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, qualifications, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes to Exhibit 3 to Attachment A. The Property Source Document(s) that we were instructed by CoreVest, on behalf of the Depositor, to use for each Base Property Sample Characteristic are indicated on Exhibit 3 to Attachment A. Except for the information shown on Exhibit 4 to Attachment A, all such compared information was in agreement.

For the purpose of the procedures described in this Item 2., all references to the "Sample Properties" and "Property Data File" in the notes to Exhibit 3 to Attachment A refer to the "Sample Properties 1" and "Preliminary Property Data File 1," respectively.

CoreVest, on behalf of the Depositor, instructed us not to perform any procedures on thirty-eight (38) Sample Properties 1 (the "Not Reviewed Sample Properties 1") which are shown on Exhibit 1 to Attachment A.

3.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled "Active Term Data Tape 2018-1 v123 - SENT TO EY.xlsb" and the corresponding record layout and decode information ("Preliminary Property Data File 2," together with Preliminary Property Data File 1, the "Preliminary Property Data Files") that CoreVest, on behalf of the Depositor, indicated contains information relating to 2,550 mortgaged properties (the "Preliminary Properties 2") that secure 119 mortgage loans (the "Preliminary Mortgage Loans 2").

As instructed by CoreVest, on behalf of the Depositor, we selected a sample of Preliminary Properties 2 from Preliminary Property Data File 2 using the sample selection methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph of this Item 3.

Attachment A Page 3 of 10

3.	(continued)

For each of the thirteen (13) Preliminary Mortgage Loans 2 listed on the Property Sampling Schedule, CoreVest, on behalf of the Depositor, instructed us to:
a.	Multiply 25% by the number of Preliminary Properties 2 which:
i.	Secure such Preliminary Mortgage Loan 2 and
ii.	Have "Y" for the "parent" characteristic, as shown on Preliminary Property Data File 2,
b.	Round the value computed in a. above up to the nearest integer and
c.	Select a random sample of Preliminary Properties 2 from Preliminary Property Data File 2 equal to the number computed in b. above from the population of Preliminary Properties 2 which:
i.	Secure such Preliminary Mortgage Loan 2 and
ii.	Have "Y" for the "parent" characteristic on Preliminary Property Data File 2.

The application of the sample selection methodology described in the preceding paragraph of this Item 3. resulted in the selection of 92 Preliminary Properties 2 (the "Sample Properties 2," together with the Sample Properties 1, the "Sample Properties"). The Sample Properties 2 are shown on Exhibit 1 to Attachment A. For the purpose of this procedure, CoreVest, on behalf of the Depositor, did not inform us as to the basis for the instructions or methodology they instructed us to use to select the Sample Properties 2 from Preliminary Property Data File 2, or the basis for the inclusion of the thirteen (13) Preliminary Mortgage Loans 2 on the Property Sampling Schedule. We performed no procedures relating to the Preliminary Mortgage Loans 2 that were not included on the Property Sampling Schedule.

For the purpose of the procedures described in this report, the 92 Sample Properties 2 are referred to as Sample Property Numbers 769 through 860.

4.
For each Sample Property 2, we compared the Base Property Sample Characteristics listed on Exhibit 3 to Attachment A, as shown on Preliminary Property Data File 2, to the corresponding information located in the Property Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, qualifications, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes to Exhibit 3 to Attachment A. The Property Source Document(s) that we were instructed by CoreVest, on behalf of the Depositor, to use for each Base Property Sample Characteristic are indicated on Exhibit 3 to Attachment A. Except for the information shown on Exhibit 5 to Attachment A, all such compared information was in agreement.

For the purpose of the procedures described in this Item 4., all references to the "Sample Properties" and "Property Data File" in the notes to Exhibit 3 to Attachment A refer to the "Sample Properties 2" and "Preliminary Property Data File 2," respectively.

Attachment A Page 4 of 10

5.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled "Active Term Data Tape 2018-1 v157 - SENT TO EY.xlsb" (the "Final Property Data File," which together with the Preliminary Property Data Files comprise the Property Data Files) and the corresponding record layout and decode information that CoreVest, on behalf of the Depositor, indicated contains information relating to the Mortgage Loans and Mortgaged Properties as of the related due date of each Mortgage Loan in June 2018 (the "Cut-Off Date").

We compared the property identification number (the "Property ID") for each Sample Property, as shown on the applicable Preliminary Property Data File, to the corresponding Property ID on the Final Property Data File and noted that:
a.	824 of the Mortgaged Properties included on the Final Property Data File were Sample Properties,
b.	31 of the Mortgaged Properties included on the Final Property Data File were Not Reviewed Sample Properties 1, six (6) of which were Sample Properties 2 (each, a "Duplicate Sample Property"),
c.	The remaining 799 Sample Properties included on the Final Property Data File that are not the Not Reviewed Sample Properties 1 are hereinafter referred to as the "Final Sample Properties" and
d.	30 Sample Properties were not included on the Final Property Data File (the "Removed Sample Properties"), which are shown on Exhibit 1 to Attachment A.

The Duplicate Sample Properties are the Mortgaged Properties with Property ID numbers 23768-12, 23768-22, 23768-27, 23768-70, 23768-77 and 23768-118.

6.
For each Final Sample Property, we compared the Base Property Sample Characteristics listed on Exhibit 3 to Attachment A, as shown on Final Property Data File, to the corresponding information that we identified in performing the procedures described in Items 2. and 4. above, as applicable. All such compared information was in agreement.

For the purpose of the procedures described in this Item 6., all references to the "Sample Properties" and "Property Data File" in the notes to Exhibit 3 to Attachment A refer to the "Final Sample Properties" and "Final Property Data File," respectively.

7.
For each Mortgaged Property, we compared the "closest MSA" characteristic (the "Closest MSA Property Sample Characteristic," which together with the Base Property Sample Characteristics comprise the Property Sample Characteristics), as shown on the Final Property Data File, to the metropolitan statistical area information on the MSA Support File for the corresponding "zip code," as shown on the Final Property Data File. All such compared information was in agreement.

Attachment A Page 5 of 10

8.
CoreVest, on behalf of the Depositor, provided us with an electronic data file (the "Preliminary Mortgage Loan Data File") and the corresponding record layout and decode information, that CoreVest, on behalf of the Depositor, indicated contains information relating to the Mortgage Loans as of the Cut-Off Date.

For each Mortgage Loan on the Preliminary Mortgage Loan Data File, we compared the Compared Mortgage Loan Characteristics listed on Exhibit 6 to Attachment A, as shown on the Preliminary Mortgage Loan Data File, to the corresponding information located in the Mortgage Loan Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, qualifications, assumptions, methodologies and exceptions stated in the notes to Exhibit 6 to Attachment A and the next paragraph of this Item 8.

The Mortgage Loan Source Document(s) that CoreVest, on behalf of the Depositor, instructed us to use for each Compared Mortgage Loan Characteristic are indicated on Exhibit 6 to Attachment A.  Where more than one Mortgage Loan Source Document is  listed for a Compared Mortgage Loan Characteristic, CoreVest, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Mortgage Loan Data File for the Compared Mortgage Loan Characteristic agreed with the corresponding information on at least one of the Mortgage Loan Source Documents that are listed for such Compared Mortgage Loan Characteristic on Exhibit 6 to Attachment A. We performed no procedures to reconcile any differences that may exist between various Mortgage Loan Source Documents for any of the Compared Mortgage Loan Characteristics listed on Exhibit 6 to Attachment A.

9.
As instructed by CoreVest, on behalf of the Depositor, we adjusted the information on the Preliminary Mortgage Loan Data File to correct all the differences we noted in performing the procedures described in Item 8. above and provided a list of such differences to CoreVest. The Preliminary Mortgage Loan Data File, as so adjusted, is hereinafter referred to as the "Updated Mortgage Loan Data File."

10.
Subsequent to the performance of the procedures described in Items 8. and 9. above, CoreVest, on behalf of the Depositor, provided us with an electronic data file (the "Final Mortgage Loan Data File," which together with the Preliminary Mortgage Loan Data File comprise the Mortgage Loan Data Files) and the corresponding record layout and decode information, that CoreVest, on behalf of the Depositor, indicated contains information relating the Mortgage Loans as of the Cut-Off Date.

Using information on the:
a.	Final Mortgage Loan Data File and
b.	Updated Mortgage Loan Data File,
we compared each Compared Mortgage Loan Characteristic listed on Exhibit 6 to Attachment A, all as shown on the Final Mortgage Loan Data File, to the corresponding information on the Updated Mortgage Loan Data File. All such compared information was in agreement.

Attachment A Page 6 of 10

11.	Using the:
a.	First Payment Date and
b.	Initial Maturity Date
of each Mortgage Loan, both as shown on the Final Mortgage Loan Data File, we recalculated the "Original Term to Maturity (months)" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

12.	Using the:
a.	Mortgage Loan Initial Funded Amount ($),
b.	Interest Rate (adjusted as described in the succeeding paragraph of this Item 12., as applicable) and
c.	Monthly Debt Service ($)
of each Mortgage Loan (except for the Interest Only Mortgage Loans (as defined in Note 7 of Exhibit 6 to Attachment A), which are described in the final paragraph of this Item 12.), all as shown on the Final Mortgage Loan Data File, and assuming that each Mortgage Loan has a fixed level monthly payment, we recalculated the "Original Amortization Term (months)" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For the purpose of the "Original Amortization Term (months)" recalculation described above for each Mortgage Loan (except for the Interest Only Mortgage Loans), all of which have an "Interest Rate Accrual" of "Actual/360," as shown on the Final Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to multiply the "Interest Rate," as shown on the Final Mortgage Loan Data File, by a fraction equal to 365/360.

For each Interest Only Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use "N/A" for the "Original Amortization Term (months)" characteristic.

13.
Using the "First Payment Date" of each Mortgage Loan, as shown on the Final Mortgage Loan Data File, we recalculated the "Seasoning (months)" of each Mortgage Loan as of the Cut-Off Date. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 7 of 10

14.	Using the:
a.	Mortgage Loan Initial Funded Amount ($),
b.	Interest Rate Accrual,
c.	Seasoning (months),
d.	IO Term (months),
e.	First Payment Date,
f.	Initial Maturity Date,
g.	Interest Rate and
h.	Monthly Debt Service ($)
of each Mortgage Loan, all as shown on the Final Mortgage Loan Data File, we recalculated the principal balance of each Mortgage Loan as of the Cut-Off Date (the "Cut-Off Date Principal Balance") and as of the "Initial Maturity Date" of the Mortgage Loan (the "Maturity Date Balance"), assuming all scheduled payments of principal and/or interest on the Mortgage Loans are made and that there are no prepayments or other unscheduled collections. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement. For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

15.
Using the "Cut-Off Date Principal Balance" of the Mortgage Loans, as shown on the Final Mortgage Loan Data File, we recalculated the "% of Pool" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

16.	Using the:
a.	Original Term to Maturity (months) and
b.	Seasoning (months)
of each Mortgage Loan, both as shown on the Final Mortgage Loan Data File, we recalculated the "Remaining Term (months)" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

17.	Using the:
a.	IO Term (months),
b.	Original Amortization Term (months) and
c.	Seasoning (months)
of each Mortgage Loan (except for the Interest Only Mortgage Loans, which are described in the succeeding paragraph of this Item 17.), all as shown on the Final Mortgage Loan Data File, we recalculated the "Remaining Amortization Term (months)" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For each Interest Only Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use "N/A" for the "Remaining Amortization Term (months)" characteristic.

Attachment A Page 8 of 10

18.	Using the:
a.	IO Term (months) and
b.	Seasoning (months)
of each Mortgage Loan, (except for the Mortgage Loans with an "Amortization Type" of "Amortizing Balloon," as shown on the Final Mortgage Loan Data File, which are described in the succeeding paragraph of this Item 18.), both as shown on the Final Mortgage Loan Data File, we recalculated the "Remaining IO Term (months)" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For each Mortgage Loan with an "Amortization Type" of "Amortizing Balloon," as shown on the Final Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to use "N/A" for the "Remaining IO Term (months)" characteristic.

19.
Using the "Monthly Debt Service ($)" of each Mortgage Loan, as shown on the Final Mortgage Loan Data File, we recalculated the "Annualized Debt Service Payment ($)" of each Mortgage Loan as twelve (12) times the "Monthly Debt Service ($)" of the Mortgage Loan, as shown on the Final Mortgage Loan Data File. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

20.	Using the:
a.	Servicing Fee Rate,
b.	Trustee/Certificate Administrator Fee Rate and
c.	CREFC® License Fee Rate
of each Mortgage Loan, all as shown on the Final Mortgage Loan Data File, we recalculated the "Administrative Fee Rate" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

21.	Using the:
a.	Interest Rate and
b.	Administrative Fee Rate
of each Mortgage Loan, both as shown on the Final Mortgage Loan Data File, we recalculated the "Net Mortgage Rate" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 9 of 10

22.	Using:
a.	Information on the Final Mortgage Loan Data File and
b.	The applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:
i.	Mortgage Loan UW NOI DSCR,
ii.	Mortgage Loan UW NCF DSCR,
iii.	Mortgage Loan Cutoff NOI Debt Yield,
iv.	Mortgage Loan Cutoff NCF Debt Yield,
v.	Origination Date LTV Ratio,
vi.	Cut-Off Date LTV Ratio and
vii.	Maturity Date LTV Ratio
of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement. For the purpose of this procedure, we were instructed by CoreVest, on behalf of the Depositor, to round the "Mortgage Loan UW NOI DSCR" and "Mortgage Loan UW NCF DSCR" to two decimal places and the "Mortgage Loan Cutoff NOI Debt Yield," "Mortgage Loan Cutoff NCF Debt Yield," "Origination Date LTV Ratio," "Cut-Off Date LTV Ratio" and "Maturity Date LTV Ratio" to the nearest 1/10th of one percent.

23.	Using:
a.	Information on the Final Mortgage Loan Data File and
b.	The applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:
i.	NOI DSCR as of 3/31,
ii.	NCF DSCR as of 3/31 and
iii.	NCF Debt Yield as of 3/31
of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement. For the purpose of this procedure, we were instructed by CoreVest, on behalf of the Depositor, to round the "NOI DSCR as of 3/31" and "NCF DSCR as of 3/31" to two decimal places and the "NCF Debt Yield as of 3/31" to the nearest 1/10th of one percent.

24.	Using the:
a.	Original Yield Maintenance Period and
b.	Seasoning (months)
of each Mortgage Loan, both as shown on the Final Mortgage Loan Data File, we recalculated the "Current Yield Maintenance Period" of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

25.
Using the "Guarantor" of each Mortgage Loan, as shown on the Final Mortgage Loan Data File, we identified those Mortgage Loans that had at least one common "Guarantor" (the "Related Guarantor Loans"). We compared the "Related Guarantor Loan" information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 10 of 10

26.
For each Mortgaged Property, we compared the "Closing Date Allocated Loan Amount" characteristic, as shown on the Final Property Data File, to the corresponding information in the loan agreement Mortgage Loan Source Document for the related Mortgage Loan. All such compared information was in agreement. For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

27.
Using the "Closing Date Allocated Loan Amount" of the Mortgaged Properties, as shown on the Final Property Data File, we recalculated the "% of Allocated Loan Amount" of each Mortgaged Property. We compared this recalculated information to the corresponding information on the Final Property Data File and found such information to be in agreement.

28.	Using the:
a.	Cut-Off Date Principal Balance and
b.	Maturity Date Balance
of each Mortgage Loan, both as shown on the Final Mortgage Loan Data File, and the "Closing Date Allocated Loan Amount" of each Mortgaged Property, as shown on the Final Property Data File, we recalculated the principal balance of each Mortgaged Property as of the Cut-Off Date (the "Cut-Off Date Allocated Loan Amount") and as of the "Initial Maturity Date" of the related Mortgage Loan (the "Maturity Date Allocated Loan Amount"), based on the calculation methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph of this Item 28. We compared this recalculated information to the corresponding information on the Final Property Data File and found such information to be in agreement. For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to allocate the "Cut-Off Date Principal Balance" and "Maturity Date Balance" of each Mortgage Loan, as shown on the Final Mortgage Loan Data File, to the respective Mortgaged Properties that secure such Mortgage Loan on a pro-rata basis using the "Closing Date Allocated Loan Amount" for the Mortgaged Properties, as shown on the Final Property Data File.

Exhibit 1 to Attachment A Page 1 of 4

Sample Property Number	Loan ID	Property ID	Sample Properties 1	Not Reviewed Sample Properties 1	Sample Properties 2	Removed Sample Properties	Sample Property Number	Loan ID	Property ID	Sample Properties 1	Not Reviewed Sample Properties 1	Sample Properties 2	Removed Sample Properties
1	19837	19837-6	X				113	23102	23102-59	X
2	19837	19837-10	X				114	23102	23102-43	X
3	19837	19837-7	X				115	23102	23102-4	X
4	19837	19837-4	X				116	23102	23102-20	X
5	19837	19837-2	X				117	23102	23102-14	X
6	20027	20027-6	X				118	23102	23102-52	X
7	20027	20027-4	X				119	23102	23102-41	X
8	20027	20027-2	X				120	23102	23102-67	X
9	20027	20027-3	X				121	23102	23102-10	X
10	20027	20027-8	X				122	23149	23149-2	X
11	20328	20328-4	X	X		X	123	23149	23149-12	X
12	20328	20328-17	X	X		X	124	23149	23149-5	X
13	20328	20328-24	X	X		X	125	23149	23149-7	X
14	20328	20328-16	X	X		X	126	23264	23264-17	X
15	20328	20328-3	X	X		X	127	23264	23264-18	X
16	20328	20328-18	X	X		X	128	23264	23264-7	X
17	20328	20328-14	X	X		X	129	23264	23264-6	X
18	20369	20369-23	X				130	23264	23264-2	X
19	20369	20369-11	X				131	23264	23264-15	X
20	20369	20369-16	X				132	23278	23278-19	X
21	20369	20369-10	X				133	23278	23278-16	X
22	20369	20369-33	X				134	23278	23278-15	X
23	20369	20369-30	X				135	23278	23278-10	X
24	20369	20369-5	X				136	23278	23278-8	X
25	20369	20369-1	X				137	23281	23281-3	X
26	20369	20369-6	X				138	23281	23281-7	X
27	20369	20369-21	X				139	23283	23283-5	X
28	20429	20429-6	X				140	23283	23283-4	X
29	20429	20429-1	X				141	23321	23321-4	X
30	20429	20429-3	X				142	23321	23321-2	X
31	20600	20600-6	X				143	23322	23322-5	X
32	20600	20600-8	X				144	23322	23322-1	X
33	20600	20600-7	X				145	23323	23323-6	X
34	20600	20600-2	X				146	23323	23323-1	X
35	20600	20600-5	X				147	23334	23334-2	X
36	20600	20600-3	X				148	23334	23334-3	X
37	20834	20834-7	X				149	23344	23344-5	X
38	20834	20834-10	X				150	23344	23344-4	X
39	20834	20834-6	X				151	23344	23344-3	X
40	20834	20834-1	X				152	23344	23344-2	X
41	20834	20834-3	X				153	23344	23344-6	X
42	20851	20851-38	X				154	23344	23344-1	X
43	20851	20851-17	X				155	23386	23386-3	X
44	20851	20851-51	X				156	23386	23386-4	X
45	20851	20851-79	X				157	23386	23386-2	X
46	20851	20851-9	X				158	23435	23435-5	X
47	20851	20851-53	X				159	23435	23435-3	X
48	20851	20851-46	X				160	23435	23435-7	X
49	20851	20851-48	X				161	23435	23435-1	X
50	20851	20851-73	X				162	23435	23435-6	X
51	20851	20851-63	X				163	23477	23477-36	X
52	20851	20851-33	X				164	23477	23477-34	X
53	20851	20851-26	X				165	23477	23477-1	X
54	20851	20851-21	X				166	23477	23477-33	X
55	20851	20851-85	X				167	23477	23477-13	X
56	20851	20851-50	X				168	23477	23477-9	X
57	20851	20851-37	X				169	23477	23477-11	X
58	20851	20851-83	X				170	23477	23477-12	X
59	20851	20851-77	X				171	23477	23477-24	X
60	20851	20851-15	X				172	23477	23477-4	X
61	20851	20851-20	X				173	23495	23495-9	X
62	20851	20851-2	X				174	23495	23495-79	X
63	20851	20851-40	X				175	23495	23495-14	X
64	20851	20851-62	X				176	23495	23495-58	X
65	20867	20867-8	X				177	23495	23495-65	X
66	20867	20867-16	X				178	23495	23495-33	X
67	20867	20867-11	X				179	23495	23495-61	X
68	20867	20867-19	X				180	23495	23495-55	X
69	20867	20867-3	X				181	23495	23495-4	X
70	20867	20867-1	X				182	23495	23495-20	X
71	20984	20984-7	X				183	23495	23495-80	X
72	20984	20984-5	X				184	23495	23495-3	X
73	20984	20984-4	X				185	23495	23495-32	X
74	21060	21060-5	X				186	23495	23495-57	X
75	21060	21060-4	X				187	23495	23495-43	X
76	21079	21079-30	X				188	23495	23495-74	X
77	21079	21079-37	X				189	23495	23495-99	X
78	21079	21079-20	X				190	23495	23495-94	X
79	21079	21079-18	X				191	23495	23495-27	X
80	21079	21079-10	X				192	23495	23495-44	X
81	21079	21079-48	X				193	23495	23495-86	X
82	21079	21079-28	X				194	23495	23495-13	X
83	21079	21079-21	X				195	23495	23495-37	X
84	21079	21079-11	X				196	23495	23495-50	X
85	21079	21079-44	X				197	23495	23495-47	X
86	21079	21079-19	X				198	23495	23495-67	X
87	21079	21079-27	X				199	23495	23495-110	X
88	21079	21079-12	X				200	23495	23495-60	X
89	21810	21810-4	X				201	23544	23544-12	X
90	21810	21810-3	X				202	23544	23544-9	X
91	22940	22940-7	X				203	23544	23544-6	X
92	22940	22940-6	X				204	23544	23544-15	X
93	22940	22940-2	X				205	23544	23544-20	X
94	22944	22944-4	X				206	23548	23548-10	X
95	22944	22944-2	X				207	23548	23548-11	X
96	22976	22976-1	X				208	23548	23548-14	X
97	22976	22976-12	X				209	23548	23548-5	X
98	22976	22976-2	X				210	23548	23548-3	X
99	22976	22976-4	X				211	23569	23569-5	X
100	23057	23057-4	X				212	23569	23569-3	X
101	23057	23057-2	X				213	23569	23569-7	X
102	23069	23069-1	X				214	23569	23569-8	X
103	23069	23069-4	X				215	23569	23569-4	X
104	23069	23069-10	X				216	23569	23569-2	X
105	23102	23102-1	X				217	23570	23570-3	X
106	23102	23102-22	X				218	23570	23570-1	X
107	23102	23102-18	X				219	23571	23571-4	X
108	23102	23102-19	X				220	23571	23571-9	X
109	23102	23102-27	X				221	23571	23571-8	X
110	23102	23102-39	X				222	23571	23571-1	X
111	23102	23102-68	X				223	23571	23571-6	X
112	23102	23102-3	X				224	23571	23571-2	X

Exhibit 1 to Attachment A Page 2 of 4

Sample Property Number	Loan ID	Property ID	Sample Properties 1	Not Reviewed Sample Properties 1	Sample Properties 2	Removed Sample Properties	Sample Property Number	Loan ID	Property ID	Sample Properties 1	Not Reviewed Sample Properties 1	Sample Properties 2	Removed Sample Properties
225	23571	23571-5	X				356	23768	23768-104	X	X
226	23571	23571-7	X				357	23768	23768-68	X	X
227	23572	23572-9	X			X	358	23768	23768-2	X	X
228	23572	23572-10	X			X	359	23768	23768-27	X	X
229	23572	23572-11	X			X	360	23768	23768-114	X	X
230	23572	23572-5	X			X	361	23768	23768-28	X	X
231	23572	23572-2	X			X	362	23768	23768-44	X	X
232	23572	23572-8	X			X	363	23768	23768-31	X	X
233	23572	23572-3	X			X	364	23768	23768-15	X	X
234	23572	23572-22	X			X	365	23768	23768-93	X	X
235	23572	23572-14	X			X	366	23768	23768-6	X	X
236	23572	23572-4	X			X	367	23768	23768-121	X	X
237	23572	23572-16	X			X	368	23768	23768-95	X	X
238	23572	23572-12	X			X	369	23768	23768-1	X	X
239	23572	23572-17	X			X	370	23768	23768-36	X	X
240	23572	23572-19	X			X	371	23768	23768-79	X	X
241	23601	23601-11	X				372	23768	23768-5	X	X
242	23601	23601-16	X				373	23768	23768-72	X	X
243	23601	23601-10	X				374	23768	23768-118	X	X
244	23601	23601-17	X				375	23770	23770-4	X
245	23601	23601-8	X				376	23770	23770-6	X
246	23608	23608-1	X				377	23770	23770-5	X
247	23608	23608-8	X				378	23770	23770-8	X
248	23608	23608-3	X				379	23770	23770-1	X
249	23608	23608-4	X				380	23770	23770-3	X
250	23609	23609-6	X				381	23770	23770-7	X
251	23609	23609-4	X				382	23770	23770-2	X
252	23617	23617-85	X				383	23790	23790-3	X
253	23617	23617-57	X				384	23790	23790-6	X
254	23617	23617-24	X				385	23793	23793-3	X
255	23617	23617-28	X				386	23793	23793-4	X
256	23617	23617-4	X				387	23793	23793-19	X
257	23617	23617-5	X				388	23793	23793-8	X
258	23617	23617-84	X				389	23793	23793-5	X
259	23617	23617-88	X				390	23793	23793-26	X
260	23617	23617-81	X				391	23793	23793-14	X
261	23617	23617-50	X				392	23794	23794-12	X
262	23617	23617-71	X				393	23794	23794-20	X
263	23617	23617-17	X				394	23794	23794-3	X
264	23617	23617-32	X				395	23794	23794-11	X
265	23617	23617-3	X				396	23794	23794-19	X
266	23617	23617-52	X				397	23804	23804-13	X
267	23617	23617-41	X				398	23804	23804-15	X
268	23617	23617-20	X				399	23804	23804-9	X
269	23617	23617-61	X				400	23804	23804-2	X
270	23617	23617-70	X				401	23804	23804-3	X
271	23617	23617-44	X				402	23805	23805-6	X
272	23617	23617-60	X				403	23805	23805-3	X
273	23617	23617-86	X				404	23805	23805-7	X
274	23617	23617-12	X				405	23817	23817-11	X
275	23617	23617-80	X				406	23817	23817-21	X
276	23617	23617-73	X				407	23817	23817-16	X
277	23617	23617-35	X				408	23817	23817-18	X
278	23643	23643-3	X				409	23817	23817-13	X
279	23643	23643-5	X				410	23817	23817-3	X
280	23643	23643-6	X				411	23819	23819-11	X
281	23654	23654-4	X				412	23819	23819-9	X
282	23654	23654-2	X				413	23819	23819-6	X
283	23654	23654-7	X				414	23819	23819-7	X
284	23675	23675-35	X				415	23819	23819-13	X
285	23675	23675-33	X				416	23819	23819-1	X
286	23675	23675-22	X				417	23819	23819-4	X
287	23675	23675-44	X				418	23819	23819-2	X
288	23675	23675-34	X				419	23819	23819-8	X
289	23675	23675-4	X				420	23819	23819-12	X
290	23675	23675-16	X				421	23819	23819-5	X
291	23675	23675-5	X				422	23819	23819-10	X
292	23675	23675-11	X				423	23819	23819-3	X
293	23675	23675-45	X				424	23820	23820-5	X
294	23675	23675-18	X				425	23820	23820-3	X
295	23675	23675-48	X				426	23820	23820-6	X
296	23675	23675-42	X				427	23820	23820-7	X
297	23675	23675-15	X				428	23820	23820-9	X
298	23689	23689-5	X			X	429	23820	23820-1	X
299	23689	23689-6	X			X	430	23820	23820-4	X
300	23689	23689-3	X			X	431	23821	23821-3	X
301	23689	23689-7	X			X	432	23821	23821-2	X
302	23689	23689-1	X			X	433	23829	23829-2	X
303	23689	23689-4	X			X	434	23829	23829-1	X
304	23689	23689-9	X			X	435	23866	23866-13	X
305	23689	23689-2	X			X	436	23866	23866-5	X
306	23689	23689-10	X			X	437	23866	23866-14	X
307	23697	23697-8	X				438	23866	23866-7	X
308	23697	23697-2	X				439	23866	23866-11	X
309	23697	23697-7	X				440	23874	23874-4	X
310	23750	23750-46	X				441	23874	23874-1	X
311	23750	23750-29	X				442	23874	23874-9	X
312	23750	23750-47	X				443	23874	23874-6	X
313	23750	23750-73	X				444	23874	23874-5	X
314	23750	23750-9	X				445	23874	23874-12	X
315	23750	23750-52	X				446	23883	23883-34	X
316	23750	23750-66	X				447	23883	23883-4	X
317	23750	23750-64	X				448	23883	23883-12	X
318	23750	23750-11	X				449	23883	23883-29	X
319	23750	23750-59	X				450	23883	23883-53	X
320	23750	23750-35	X				451	23883	23883-25	X
321	23750	23750-32	X				452	23883	23883-13	X
322	23750	23750-19	X				453	23883	23883-38	X
323	23750	23750-17	X				454	23883	23883-68	X
324	23750	23750-62	X				455	23883	23883-9	X
325	23750	23750-75	X				456	23883	23883-21	X
326	23750	23750-33	X				457	23883	23883-28	X
327	23750	23750-43	X				458	23883	23883-52	X
328	23750	23750-50	X				459	23883	23883-1	X
329	23752	23752-7	X				460	23883	23883-66	X
330	23752	23752-5	X				461	23883	23883-24	X
331	23752	23752-8	X				462	23883	23883-63	X
332	23753	23753-7	X				463	23883	23883-56	X
333	23753	23753-30	X				464	23883	23883-10	X
334	23753	23753-9	X				465	23894	23894-12	X
335	23753	23753-41	X				466	23894	23894-13	X
336	23753	23753-45	X				467	23894	23894-18	X
337	23753	23753-11	X				468	23894	23894-16	X
338	23753	23753-19	X				469	23894	23894-17	X
339	23753	23753-5	X				470	23908	23908-5	X
340	23753	23753-20	X				471	23908	23908-3	X
341	23753	23753-36	X				472	23908	23908-4	X
342	23753	23753-1	X				473	23924	23924-25	X
343	23753	23753-25	X				474	23924	23924-16	X
344	23768	23768-71	X	X			475	23924	23924-18	X
345	23768	23768-38	X	X			476	23924	23924-10	X
346	23768	23768-63	X	X			477	23924	23924-8	X
347	23768	23768-89	X	X			478	23924	23924-23	X
348	23768	23768-105	X	X			479	23924	23924-13	X
349	23768	23768-64	X	X			480	23936	23936-22	X
350	23768	23768-77	X	X			481	23936	23936-79	X
351	23768	23768-12	X	X			482	23936	23936-97	X
352	23768	23768-32	X	X			483	23936	23936-21	X
353	23768	23768-22	X	X			484	23936	23936-78	X
354	23768	23768-70	X	X			485	23936	23936-65	X
355	23768	23768-4	X	X			486	23936	23936-71	X

Exhibit 1 to Attachment A Page 3 of 4

Sample Property Number	Loan ID	Property ID	Sample Properties 1	Not Reviewed Sample Properties 1	Sample Properties 2	Removed Sample Properties	Sample Property Number	Loan ID	Property ID	Sample Properties 1	Not Reviewed Sample Properties 1	Sample Properties 2	Removed Sample Properties
487	23936	23936-102	X				618	24135	24135-3	X
488	23936	23936-89	X				619	24163	24163-8	X
489	23936	23936-100	X				620	24163	24163-35	X
490	23936	23936-3	X				621	24163	24163-57	X
491	23936	23936-20	X				622	24163	24163-18	X
492	23936	23936-50	X				623	24163	24163-22	X
493	23936	23936-64	X				624	24163	24163-53	X
494	23936	23936-63	X				625	24163	24163-37	X
495	23936	23936-49	X				626	24163	24163-52	X
496	23936	23936-57	X				627	24163	24163-5	X
497	23936	23936-31	X				628	24163	24163-23	X
498	23936	23936-25	X				629	24163	24163-14	X
499	23936	23936-81	X				630	24163	24163-34	X
500	23936	23936-53	X				631	24163	24163-29	X
501	23936	23936-35	X				632	24163	24163-15	X
502	23936	23936-72	X				633	24163	24163-3	X
503	23936	23936-39	X				634	24193	24193-7	X
504	23936	23936-18	X				635	24193	24193-4	X
505	23936	23936-107	X				636	24193	24193-3	X
506	23936	23936-30	X				637	24193	24193-6	X
507	23936	23936-101	X				638	24193	24193-8	X
508	23936	23936-6	X				639	24199	24199-33	X
509	23936	23936-10	X				640	24199	24199-47	X
510	23936	23936-90	X				641	24199	24199-66	X
511	23937	23937-7	X				642	24199	24199-64	X
512	23937	23937-24	X				643	24199	24199-61	X
513	23937	23937-17	X				644	24199	24199-21	X
514	23937	23937-11	X				645	24199	24199-67	X
515	23937	23937-8	X				646	24199	24199-65	X
516	23937	23937-5	X				647	24199	24199-34	X
517	23937	23937-28	X				648	24199	24199-42	X
518	23937	23937-10	X				649	24199	24199-35	X
519	23941	23941-2	X				650	24199	24199-14	X
520	23941	23941-18	X				651	24199	24199-7	X
521	23941	23941-19	X				652	24199	24199-57	X
522	23941	23941-3	X				653	24199	24199-12	X
523	23941	23941-4	X				654	24199	24199-51	X
524	23942	23942-5	X				655	24199	24199-20	X
525	23942	23942-4	X				656	24199	24199-45	X
526	23947	23947-20	X				657	24202	24202-11	X
527	23947	23947-36	X				658	24202	24202-1	X
528	23947	23947-5	X				659	24202	24202-28	X
529	23947	23947-16	X				660	24202	24202-4	X
530	23947	23947-14	X				661	24202	24202-16	X
531	23947	23947-44	X				662	24202	24202-22	X
532	23947	23947-23	X				663	24202	24202-26	X
533	23947	23947-42	X				664	24208	24208-1	X
534	23947	23947-35	X				665	24208	24208-4	X
535	23947	23947-38	X				666	24208	24208-7	X
536	23947	23947-10	X				667	24213	24213-18	X
537	23947	23947-15	X				668	24213	24213-9	X
538	23947	23947-30	X				669	24213	24213-29	X
539	23950	23950-8	X				670	24213	24213-20	X
540	23950	23950-2	X				671	24213	24213-11	X
541	23950	23950-7	X				672	24213	24213-41	X
542	23953	23953-20	X				673	24213	24213-28	X
543	23953	23953-27	X				674	24213	24213-12	X
544	23953	23953-35	X				675	24213	24213-50	X
545	23953	23953-6	X				676	24213	24213-44	X
546	23953	23953-36	X				677	24213	24213-42	X
547	23953	23953-46	X				678	24213	24213-10	X
548	23953	23953-12	X				679	24213	24213-49	X
549	23953	23953-52	X				680	24215	24215-23	X
550	23953	23953-41	X				681	24215	24215-6	X
551	23953	23953-26	X				682	24215	24215-13	X
552	23953	23953-31	X				683	24215	24215-14	X
553	23953	23953-15	X				684	24215	24215-21	X
554	23953	23953-39	X				685	24215	24215-17	X
555	23953	23953-29	X				686	24215	24215-10	X
556	23953	23953-18	X				687	24243	24243-9	X
557	23953	23953-32	X				688	24243	24243-8	X
558	23981	23981-13	X				689	24243	24243-1	X
559	23981	23981-7	X				690	24249	24249-13	X
560	23981	23981-10	X				691	24249	24249-11	X
561	23981	23981-12	X				692	24249	24249-7	X
562	24004	24004-15	X				693	24249	24249-2	X
563	24004	24004-7	X				694	24249	24249-6	X
564	24004	24004-4	X				695	24275	24275-2	X
565	24004	24004-16	X				696	24275	24275-1	X
566	24004	24004-11	X				697	24275	24275-4	X
567	24020	24020-6	X				698	24277	24277-7	X
568	24020	24020-8	X				699	24277	24277-5	X
569	24020	24020-18	X				700	24329	24329-11	X
570	24020	24020-5	X				701	24329	24329-15	X
571	24020	24020-2	X				702	24329	24329-9	X
572	24020	24020-7	X				703	24329	24329-12	X
573	24020	24020-10	X				704	24336	24336-15	X
574	24020	24020-16	X				705	24336	24336-14	X
575	24069	24069-1	X				706	24336	24336-12	X
576	24069	24069-2	X				707	24336	24336-13	X
577	24093	24093-14	X				708	24337	24337-11	X
578	24093	24093-4	X				709	24337	24337-43	X
579	24093	24093-15	X				710	24337	24337-23	X
580	24093	24093-9	X				711	24337	24337-46	X
581	24121	24121-8	X				712	24337	24337-40	X
582	24121	24121-1	X				713	24337	24337-25	X
583	24121	24121-3	X				714	24337	24337-41	X
584	24126	24126-3	X				715	24337	24337-17	X
585	24126	24126-2	X				716	24337	24337-49	X
586	24126	24126-5	X				717	24337	24337-33	X
587	24126	24126-4	X				718	24337	24337-9	X
588	24127	24127-4	X				719	24337	24337-15	X
589	24127	24127-2	X				720	24337	24337-26	X
590	24127	24127-1	X				721	24352	24352-1	X
591	24127	24127-5	X				722	24352	24352-6	X
592	24127	24127-3	X				723	24352	24352-3	X
593	24131	24131-23	X				724	24352	24352-8	X
594	24131	24131-35	X				725	24369	24369-5	X
595	24131	24131-13	X				726	24369	24369-3	X
596	24131	24131-24	X				727	24369	24369-1	X
597	24131	24131-34	X				728	24413	24413-14	X
598	24131	24131-26	X				729	24413	24413-7	X
599	24131	24131-16	X				730	24413	24413-16	X
600	24131	24131-8	X				731	24413	24413-19	X
601	24131	24131-30	X				732	24413	24413-5	X
602	24131	24131-4	X				733	24413	24413-12	X
603	24131	24131-12	X				734	24413	24413-3	X
604	24131	24131-14	X				735	24413	24413-8	X
605	24131	24131-20	X				736	24415	24415-13	X
606	24131	24131-11	X				737	24415	24415-5	X
607	24131	24131-33	X				738	24415	24415-25	X
608	24131	24131-25	X				739	24415	24415-21	X
609	24131	24131-17	X				740	24415	24415-9	X
610	24131	24131-28	X				741	24415	24415-23	X
611	24131	24131-1	X				742	24415	24415-2	X
612	24131	24131-10	X				743	24415	24415-8	X
613	24131	24131-6	X				744	24421	24421-9	X
614	24131	24131-32	X				745	24421	24421-5	X
615	24131	24131-5	X				746	24421	24421-11	X
616	24131	24131-19	X				747	24421	24421-7	X
617	24135	24135-2	X				748	24421	24421-2	X

Exhibit 1 to Attachment A Page 4 of 4

Sample Property Number	Loan ID	Property ID	Sample Properties 1	Not Reviewed Sample Properties 1	Sample Properties 2	Removed Sample Properties	Sample Property Number	Loan ID	Property ID	Sample Properties 1	Not Reviewed Sample Properties 1	Sample Properties 2	Removed Sample Properties
749	24421	24421-3	X				805	23768	23768-57			X
750	24421	24421-13	X				806	23768	23768-12			X
751	24421	24421-12	X				807	23768	23768-78			X
752	24421	24421-1	X				808	23768	23768-106			X
753	24464	24464-2	X				809	23768	23768-86			X
754	24464	24464-4	X				810	23768	23768-27			X
755	24464	24464-14	X				811	23768	23768-9			X
756	24464	24464-15	X				812	23768	23768-30			X
757	24494	24494-8	X				813	23768	23768-91			X
758	24494	24494-2	X				814	23768	23768-80			X
759	24494	24494-5	X				815	23768	23768-16			X
760	24494	24494-6	X				816	23768	23768-118			X
761	24494	24494-3	X				817	23768	23768-53			X
762	24494	24494-1	X				818	23933	23933-25			X
763	24494	24494-11	X				819	23933	23933-15			X
764	24494	24494-7	X				820	23933	23933-8			X
765	24809	24809-3	X				821	23933	23933-24			X
766	24809	24809-2	X				822	23933	23933-16			X
767	24809	24809-4	X				823	23933	23933-5			X
768	24809	24809-5	X				824	23933	23933-14			X
769	22948	22948-20			X		825	23933	23933-22			X
770	22948	22948-55			X		826	23933	23933-27			X
771	22948	22948-16			X		827	24118	24118-5			X
772	22948	22948-14			X		828	24118	24118-2			X
773	22948	22948-19			X		829	24118	24118-1			X
774	22948	22948-37			X		830	24287	24287-2			X
775	22948	22948-23			X		831	24287	24287-1			X
776	22948	22948-17			X		832	24287	24287-3			X
777	22948	22948-40			X		833	24287	24287-5			X
778	22948	22948-4			X		834	24416	24416-2			X
779	22948	22948-28			X		835	24416	24416-3			X
780	22948	22948-5			X		836	24416	24416-6			X
781	22948	22948-39			X		837	24416	24416-4			X
782	22948	22948-3			X		838	24430	24430-13			X
783	23341	23341-6			X		839	24430	24430-8			X
784	23341	23341-8			X		840	24430	24430-9			X
785	23341	23341-11			X		841	24430	24430-7			X
786	23341	23341-2			X		842	24431	24431-6			X
787	23768	23768-34			X		843	24431	24431-5			X
788	23768	23768-101			X		844	24548	24548-2			X
789	23768	23768-59			X		845	24548	24548-1			X
790	23768	23768-77			X		846	24548	24548-7			X
791	23768	23768-75			X		847	24548	24548-3			X
792	23768	23768-113			X		848	24548	24548-4			X
793	23768	23768-61			X		849	24601	24601-11			X
794	23768	23768-33			X		850	24601	24601-10			X
795	23768	23768-76			X		851	24601	24601-14			X
796	23768	23768-107			X		852	24601	24601-2			X
797	23768	23768-40			X		853	24601	24601-3			X
798	23768	23768-120			X		854	24601	24601-16			X
799	23768	23768-22			X		855	24609	24609-6			X
800	23768	23768-70			X		856	24609	24609-5			X
801	23768	23768-7			X		857	24609	24609-3			X
802	23768	23768-62			X		858	24609	24609-1			X
803	23768	23768-109			X		859	24774	24774-2			X
804	23768	23768-117			X		860	24774	24774-6			X

Exhibit 2 to Attachment A Page 1 of 4

Property Sampling Schedule

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 1	19837
20027
20328
20369
20429
20600
20834
20851
20867
20984
21060
21079
21810
22940
22944
22976
23057
23069
23102
23149
23264
23278
23281
23283
23321
23322
23323
23334
23344
23386
23435
23477
23495
23544
23548
23569
23570
23571

Exhibit 2 to Attachment A Page 2 of 4

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 1	23572
(continued)	23601
23608
23609
23617
23643
23654
23675
23689
23697
23750
23752
23753
23768
23770
23790
23793
23794
23804
23805
23817
23819
23820
23821
23829
23866
23874
23883
23894
23908
23924
23936
23937
23941
23942
23947
23950
23953
23981
24004
24020

Exhibit 2 to Attachment A Page 3 of 4

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 1	24069
(continued)	24093
24121
24126
24127
24131
24135
24163
24193
24199
24202
24208
24213
24215
24243
24249
24275
24277
24329
24336
24337
24352
24369
24413
24415
24421
24464
24494
24809

Preliminary Mortgage Loans 2	22948
23341
23768
23933
24118
24287
24416
24430
24431
24548
24601

Exhibit 2 to Attachment A Page 4 of 4

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 2	24609
(continued)	24774

Exhibit 3 to Attachment A Page 1 of 4

Base Property Sample Characteristics and Property Source Documents

Base Property Sample Characteristic	Property Source Document(s)	Notes

Address (Street)	Appraisal or BPO	1., 2., 3.
City	Appraisal or BPO	1., 2.
Cut-Off Date Valuation Date	Appraisal or BPO	1., 2.
Cut-Off Date Valuation Type	Appraisal or BPO	1., 2., 4.
Cut-Off Date Value	Appraisal or BPO	1., 2.
Number Bedrooms	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 5.
Number of Bathrooms	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 6.
Number of Units	Appraisal or BPO	1., 2.
Property Type	Appraisal or BPO	1., 2., 7.
State	Appraisal or BPO	1., 2.
Swimming Pool (Y/N)	Appraisal or BPO	1., 2., 8.
Total Square Footage	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 9.
Year Built	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 10.
Zip Code	Appraisal or BPO	1., 2.

Notes:

1.
For each Sample Property for which CoreVest, on behalf of the Depositor, provided more than one Appraisal and/or BPO Property Source Document, CoreVest, on behalf of the Depositor, instructed us to use the Appraisal and/or BPO Property Source Document with the most recent valuation date.

2.
With respect to certain Sample Properties, the applicable Property Source Document contains conflicting information relating to certain Base Property Sample Characteristics. For such Sample Properties, CoreVest, on behalf of the Depositor, instructed us to note agreement if the information on the Property Data File for a Base Property Sample Characteristic agreed with any of the information on the corresponding Property Source Document which relates to such Base Property Sample Characteristic. We performed no procedures to reconcile any conflicting information which exists on the Property Source Documents for any of the Base Property Sample Characteristics.

3.
For the purpose of comparing the "Address (Street)" Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, instructed us to ignore differences that are due to truncation, abbreviation or punctuation.

Exhibit 3 to Attachment A Page 2 of 4

Notes: (continued)

4.
CoreVest, on behalf of the Depositor, indicated that the five possible values for the "Cut-Off Date Valuation Type" Base Property Sample Characteristic are "Interior BPO," "Exterior BPO," "Appraisal," "Exterior Appraisal" or "RAR." For the purpose of comparing the "Cut-Off Date Valuation Type" Base Property Sample Characteristic for each Sample Property where the applicable Property Source Document did not specifically state "Interior BPO," "Exterior BPO," "Appraisal," "Exterior Appraisal" or "RAR," CoreVest, on behalf of the Depositor, instructed us to use "Interior BPO" for the "Cut-Off Date Valuation Type" Base Property Sample Characteristic.

5.
For the purpose of comparing the "Number Bedrooms" Base Property Sample Characteristic (except for the Sample Property with Property ID number 24275-1), CoreVest, on behalf of the Depositor, provided the following instructions:

a.
For each Sample Property with the "Number of Units" value equal to 1, as shown on the Property Data File, compare the "Number Bedrooms," as shown on the Property Data File, to the corresponding information in the applicable Property Source Document.

b.	For each Sample Property with the "Number of Units" value greater than 1, as shown on the Property Data File:
(i)	Recalculate the "Number Bedrooms" for the Sample Property as the sum of the "Number Bedrooms" for all units corresponding to such Sample Property, as shown on the Property Data File, and
(ii)	Compare the result of (i) above to the corresponding information in the applicable Property Source Document.

For the purpose of comparing the "Number Bedrooms" Base Sample Characteristic for the Sample Property with Property ID number 24275-1, CoreVest, on behalf of the Depositor, instructed us to determine the number of bedrooms using the floorplan sketch, as shown in the Appraisal Property Source Document.

6.
For the purpose of comparing the "Number of Bathrooms" Base Property Sample Characteristic (except for the Sample Property with Property ID number 24275-1), CoreVest, on behalf of the Depositor, provided the following instructions:

a.
For each Sample Property with the "Number of Units" value equal to 1, as shown on the Property Data File, compare the "Number of Bathrooms," as shown on the Property Data File, to the corresponding information in the applicable Property Source Document.

b.	For each Sample Property with the "Number of Units" value greater than 1, as shown on the Property Data File:
(i)	Recalculate the "Number of Bathrooms" for the Sample Property as the sum of the "Number of Bathrooms" for all units corresponding to such Sample Property, as shown on the Property Data File, and
(ii)	Compare the result of (i) above to the corresponding information in the applicable Property Source Document.

Exhibit 3 to Attachment A Page 3 of 4

Notes: (continued)

6.	(continued)

For the purpose of comparing the "Number of Bathrooms" Base Sample Characteristic for the Sample Property with Property ID number 24275-1, CoreVest, on behalf of the Depositor, instructed us to determine the number of bathrooms using the floorplan sketch, as shown in the Appraisal Property Source Document.

7.
For the purpose of comparing the "Property Type" Base Property Sample Characteristic for each Sample Property with an attached unit or with a design style of "row house," "colonial" or "twin," all as shown in the applicable Property Source Document, CoreVest, on behalf of the Depositor, instructed us to use "townhome" as the "Property Type" Base Property Sample Characteristic.

8.
For the purpose of comparing the "Swimming Pool (Y/N)" Base Property Sample Characteristic for each Sample Property for which the applicable Property Source Document did not specifically state if the Sample Property has a swimming pool, CoreVest, on behalf of the Depositor, instructed us to use "N" for the "Swimming Pool (Y/N)" Base Property Sample Characteristic.

9.
For the purpose of comparing the "Total Square Footage" Base Property Sample Characteristic for each Sample Property (except for the Sample Property with Property ID number 24275-1), CoreVest, on behalf of the Depositor, provided the following instructions:

a.
For each Sample Property with the "Number of Units" value equal to 1, as shown on the Property Data File, compare the "Total Square Footage," as shown on the Property Data File, to the corresponding information in the applicable Property Source Document.

b.	For each Sample Property with the "Number of Units" value greater than 1, as shown on the Property Data File:
(i)	Recalculate the "Total Square Footage" for the Sample Property as the sum of the "Total Square Footage" for all units corresponding to such Sample Property, as shown on the Property Data File, and
(ii)	Compare the result of (i) above to the corresponding information in the applicable Property Source Document.

For the purpose of comparing the "Total Square Footage" Base Sample Characteristic for the Sample Property with Property ID number 24275-1, CoreVest, on behalf of the Depositor, instructed us to determine the total square footage using the floorplan sketch, as shown in the Appraisal Property Source Document.

Exhibit 3 to Attachment A Page 4 of 4

Notes: (continued)

10.
For the purpose of comparing the "Year Built" Base Property Sample Characteristic for each Sample Property for which the applicable Property Source Document did not specifically state the year built, CoreVest, on behalf of the Depositor, instructed us to recalculate the "Year Built" of each Sample Property by subtracting the property age (in years), as shown in the applicable Property Source Document, from the year of the "Cut-Off Date Valuation Date," as shown on the Property Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, qualifications, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes above.

Exhibit 4 to Attachment A Page 1 of 5

Sample Properties 1 Base Property Sample Characteristic Differences

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 1 Value	Property Source Document Value

6	Cut-Off Date Valuation Date	10/27/2017	12/27/2016
	Cut-Off Date Value	$240,000.00	$235,000.00
	Total Square Footage	5,112	4,911

31	Address (Street)	[Redacted]	[Redacted]

32	Address (Street)	[Redacted]	[Redacted]

33	Address (Street)	[Redacted]	[Redacted]

48	Cut-Off Date Value	$54,000.00	$49,000.00

49	Cut-Off Date Value	$65,000.00	$60,000.00

52	Cut-Off Date Value	$63,000.00	$61,000.00

58	Property Type	SFR	Condo

65	Address (Street)	[Redacted]	[Redacted]

74	Property Type	Condo	Townhome

87	Swimming Pool (Y/N)	N	Y

96	Cut-Off Date Valuation Date	10/20/2017	10/17/2017

97	Cut-Off Date Valuation Date	10/27/2017	10/25/2017

98	Cut-Off Date Valuation Date	11/3/2017	10/30/2017

99	Cut-Off Date Valuation Date	10/19/2017	10/16/2017

100	Cut-Off Date Valuation Date	8/24/2017	12/7/2017

Exhibit 4 to Attachment A Page 2 of 5

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 1 Value	Property Source Document Value

101	Cut-Off Date Valuation Date	8/24/2017	12/7/2017

111	Zip Code	64083	64063

137	Cut-Off Date Value	$75,000.00	$155,000.00
	Number of Bathrooms	1	1.5
	Total Square Footage	840	1,152

138	Cut-Off Date Value	$135,000.00	$75,000.00
	Total Square Footage	1,155	840
	Year Built	1967	1969

205	Swimming Pool (Y/N)	N	Y

208	Cut-Off Date Valuation Date	12/6/2017	11/17/2017

255	Property Type	Townhome	Condo

311	Cut-Off Date Valuation Date	11/3/2017	11/2/2017

315	Property Type	SFR	Condo

320	Number of Units	1	2
	Property Type	SFR	2-4 Units

322	Number of Bathrooms	2	1

325	Cut-Off Date Valuation Type	Interior BPO	Exterior BPO

327	Property Type	SFR	Condo

375	Address (Street)	[Redacted]	[Redacted]

379	Address (Street)	[Redacted]	[Redacted]

380	Total Square Footage	4,200	5,568

Exhibit 4 to Attachment A Page 3 of 5

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 1 Value	Property Source Document Value

385	Swimming Pool (Y/N)	N	Y

387	Swimming Pool (Y/N)	N	Y

389	Address (Street)	[Redacted]	[Redacted]

438	Cut-Off Date Valuation Date	1/8/2018	2/13/2018

441	Address (Street)	[Redacted]	[Redacted]

443	Property Type	SFR	Townhome

444	Cut-Off Date Valuation Date	3/7/2018	3/15/2018

450	Address (Street)	[Redacted]	[Redacted]

500	Cut-Off Date Valuation Date	2/7/2018	3/20/2018
	Cut-Off Date Value	$312,500.00	$320,000.00

543	Cut-Off Date Value	$51,700.00	$50,300.00

571	Cut-Off Date Value	$72,000.00	$80,000.00

577	Cut-Off Date Valuation Date	1/27/2017	1/27/2018

581	Cut-Off Date Valuation Date	2/11/2018	2/19/2018

593	Address (Street)	[Redacted]	[Redacted]

594	Address (Street)	[Redacted]	[Redacted]

595	Address (Street)	[Redacted]	[Redacted]

596	Total Square Footage	6,399	6,400

Exhibit 4 to Attachment A Page 4 of 5

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 1 Value	Property Source Document Value

598	Address (Street)	[Redacted]	[Redacted]
	Number of Bathrooms	2	3

599	Address (Street)	[Redacted]	[Redacted]

600	Address (Street)	[Redacted]	[Redacted]

601	Address (Street)	[Redacted]	[Redacted]

603	Address (Street)	[Redacted]	[Redacted]

604	Address (Street)	[Redacted]	[Redacted]

605	Address (Street)	[Redacted]	[Redacted]

606	Address (Street)	[Redacted]	[Redacted]

607	Address (Street)	[Redacted]	[Redacted]
	Cut-Off Date Valuation Date	2/23/2018	2/19/2018
	Total Square Footage	7,659	7,660
	Zip Code	07060	07524

608	Address (Street)	[Redacted]	[Redacted]

609	Address (Street)	[Redacted]	[Redacted]

610	Address (Street)	[Redacted]	[Redacted]

611	Address (Street)	[Redacted]	[Redacted]

612	Address (Street)	[Redacted]	[Redacted]

614	Address (Street)	[Redacted]	[Redacted]

615	Address (Street)	[Redacted]	[Redacted]

Exhibit 4 to Attachment A Page 5 of 5

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 1 Value	Property Source Document Value

616	Address (Street)	[Redacted]	[Redacted]

635	Total Square Footage	3,328	2,788

696	Number Bedrooms	1	5
	Number of Bathrooms	2	3
	Total Square Footage	1,026	1,923

728	Address (Street)	[Redacted]	[Redacted]

729	Property Type	SFR	Townhome

731	Cut-Off Date Valuation Date	4/9/2018	4/18/2018

733	Address (Street)	[Redacted]	[Redacted]

735	Address (Street)	[Redacted]	[Redacted]

757	Address (Street)	[Redacted]	[Redacted]

759	Address (Street)	[Redacted]	[Redacted]

760	Address (Street)	[Redacted]	[Redacted]

761	Address (Street)	[Redacted]	[Redacted]

762	Address (Street)	[Redacted]	[Redacted]

763	Address (Street)	[Redacted]	[Redacted]

764	Address (Street)	[Redacted]	[Redacted]
	Total Square Footage	2,924	2,954

Exhibit 5 to Attachment A

Sample Properties 2 Base Property Sample Characteristic Differences

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 2 Value	Property Source Document Value

784	Cut-Off Date Valuation Date	04/30/2018	04/23/2018
	Property Type	SFR	Townhome

825	Total Square Footage	3,396	2,675

835	Property Type	SFR	Townhome

850	Property Type	SFR	Townhome

855	Number Bedrooms	7	8
	Total Square Footage	2,402	3,082

856	Cut-Off Date Valuation Date	4/18/2018	4/19/2018
	Number Bedrooms	4	5

Exhibit 6 to Attachment A Page 1 of 10

Compared Mortgage Loan Characteristics and Mortgage Loan Source Documents

Underwriting Information: (see Note 1)

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)
UW Annual Rent ($)	Underwriting Summary
UW Other Income ($)	Underwriting Summary
UW Credit and Vacancy Loss ($)	Underwriting Summary
UW Effective Gross Income ($)	Underwriting Summary
UW Annual Property Management Fee ($)	Underwriting Summary
UW Annual Marketing and Leasing Costs ($)	Underwriting Summary
UW Repairs and Maintenance ($)	Underwriting Summary
UW Annual Insurance Costs ($)	Underwriting Summary
UW Annual HOA/Special Assessment Fees ($)	Underwriting Summary
UW Annual Real Estate Taxes ($)	Underwriting Summary
UW Annual Turnover Costs ($)	Underwriting Summary
UW Annual Landscaping ($)	Underwriting Summary
UW Annual Other Costs ($)	Underwriting Summary
UW Annual Expenses ($)	Underwriting Summary
UW Annual Net Operating Income ($)	Underwriting Summary
UW Annual CapEx Reserve ($)	Underwriting Summary
UW Annual Net Cash Flow ($)	Underwriting Summary
Value at Origination ($)	Underwriting Summary
3/31 Occupancy	3.31.2018 Reporting Numbers Document
NOI as of 3/31	3.31.2018 Reporting Numbers Document
NCF as of 3/31	3.31.2018 Reporting Numbers Document
% HOA (see Note 2)	Underwriting Summary or Loan Agreement
% Section 8 (see Note 3)	Underwriting Summary
Occupancy as of Origination	Underwriting Summary

Reserve and Escrow Information:

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document
Monthly Tax Escrow	Loan Agreement
Monthly Insurance Escrow	Loan Agreement
Monthly Capital Expenditure Escrow ($)	Loan Agreement

Exhibit 6 to Attachment A Page 2 of 10

Reserve and Escrow Information: (continued)

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document
Upfront Leasing Escrow ($)	Loan Agreement
Monthly Leasing Escrow ($)	Loan Agreement
Upfront Interest Escrow ($)	Loan Agreement
Monthly Interest Escrow ($)	Loan Agreement
Upfront Deferred Maintenance Escrow ($)	Loan Agreement
Monthly Deferred Maintenance Escrow ($)	Loan Agreement

Mortgage Loan Information:

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)
Loan Originator	Loan Agreement
Borrower	Loan Agreement
Guarantor	Guaranty Agreement
Type of Guarantor (Individual or Type of Entity)	Guaranty Agreement
Guarantor FICO (see Note 4)	Credit Report
Sponsor	Loan Agreement
Origination Date	Promissory Note or Loan Agreement
Payment Date	Loan Agreement
First Payment Date (see Note 5)	Loan Agreement
Initial Maturity Date	Loan Agreement
Mortgage Loan Initial Funded Amount ($) (see Note 6)	Loan Agreement
Monthly Debt Service ($) (see Note 7)	Loan Agreement or Midland Servicing Report
Rate Type	Loan Agreement
Interest Rate	Loan Agreement
Interest Rate Accrual	Loan Agreement
Amortization Type	Loan Agreement
IO Term (months) (see Note 8)	Loan Agreement
Recourse (Y/N)	Guaranty Agreement
Recourse to Guarantor (Full, Partial, Carve- out, None)	Loan Agreement
Prepayment Provision (see Note 9)	Loan Agreement
Original Yield Maintenance Period (see Notes 9 and 10)	Loan Agreement
Other Prepayment Provision	Loan Agreement

Exhibit 6 to Attachment A Page 3 of 10

Mortgage Loan Information: (continued)

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)
Open Period (see Notes 9 and 10)	Loan Agreement
YM Calculation Method (PV or Int Diff)	Loan Agreement
Calc'd Through (Maturity or Open)	Loan Agreement
PV Discount Treasury Projection Term (Maturity or Open)	Loan Agreement
PV Discount Treasury Compounding Type (MEY or BEY)	Loan Agreement
SPE (Y/N)	Loan Agreement
Independent Director (Y/N)	Loan Agreement
Substitution Permitted (Y/N)	Loan Agreement
Partial Release Permitted (Y/N)	Loan Agreement
Substitution Provision Description	Loan Agreement
Partial Release Provisions	Loan Agreement
Partial Release Premium	Loan Agreement
Grace Period (Late Fee)	Loan Agreement
Grace Period (Principal and Interest)	Loan Agreement
Existing Secondary Financing (Y/N)	Loan Agreement
Secondary Financing Amount (Existing)	Loan Agreement
Secondary Financing Description	Loan Agreement
Future Secondary Financing Allowed (Y/N) (see Note 11)	Loan Agreement
Future Secondary Financing Description	Loan Agreement
Lockbox Type (see Note 12)	Loan Agreement
Lockbox Trigger	Loan Agreement
Cash Management Type (see Note 13)	Loan Agreement
Cash Management and Cash Trap Trigger (for Springing Cash Management) and Cash Trap Trigger (for Hard Cash Management)	Loan Agreement
Number of Properties	Loan Agreement or Underwriting Summary
Multiple Borrowers (Y/N)	Loan Agreement

Exhibit 6 to Attachment A Page 4 of 10

Notes:

1.
For the purpose of comparing the "Underwriting Information" Compared Mortgage Loan Characteristics that are expressed as dollar values, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $2.00 or less.

2.	For the purpose of comparing the "% HOA" Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to divide:
a.	The total number of Mortgaged Properties that secure the Mortgage Loan which have an associated HOA fee in the "HOA" column on the underwriting summary Mortgage Loan Source Document by
b.	The total number of Mortgaged Properties that secure the Mortgage Loan, as shown in the loan agreement or underwriting summary Mortgage Loan Source Document.

3.	For the purpose of comparing the "% Section 8" Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to divide:
a.	The total number of units at the Mortgaged Properties that secure the Mortgage Loan which have "Y" in the "Section 8" column on the underwriting summary Mortgage Loan Source Document by
b.	The total number of units at the Mortgaged Properties that secure the Mortgage Loan, as shown on the underwriting summary Mortgage Loan Source Document.

4.	For the purpose of comparing the "Guarantor FICO" Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, provided the following instructions:

a.
For each Mortgage Loan that has one "Guarantor," as shown on the Preliminary Mortgage Loan Data File (except for the Mortgage Loan identified on the Preliminary Mortgage Loan Data File with a Loan ID of "19837" (the "19837 Mortgage Loan"), which is described in c. below), use (a) the highest FICO score of the "Guarantor" for the "Guarantor FICO" Compared Mortgage Loan Characteristic if two FICO scores are listed on the credit report Mortgage Loan Source Document, or (b) the median FICO score of the "Guarantor" for the "Guarantor FICO" Compared Mortgage Loan Characteristic if three FICO scores are listed on the credit report Mortgage Loan Source Document.

b.
For each Mortgage Loan that has more than one "Guarantor," as shown on the guaranty agreement Mortgage Loan Source Document (except for the Mortgage Loan identified on the Preliminary Mortgage Loan Data File with a Loan ID of "23057" (the "23057 Mortgage Loan"), which is described in c. below), follow the methodology described in a. above to determine the FICO score for each "Guarantor," and use the highest resulting FICO score for the "Guarantor FICO" Compared Mortgage Loan Characteristic.

c.
For the 19837 Mortgage Loan and 23057 Mortgage Loan, we were instructed by CoreVest, on behalf of the Depositor, to use "N/A" for the "Guarantor FICO" Compared Mortgage Loan Characteristic, as shown on the Preliminary Mortgage Loan Data File, as the corresponding guarantors are foreign nationals.

Exhibit 6 to Attachment A Page 5 of 10

Notes: (continued)

5.
For the purpose of comparing the "First Payment Date" Compared Mortgage Loan Characteristic for each Mortgage Loan (except for the Mortgage Loan identified on the Preliminary Mortgage Loan Data File with a Loan ID of "21810" (the "21810 Mortgage Loan"), which is described in the succeeding paragraph of this Note 5), we were instructed by CoreVest, on behalf of the Depositor, to assume that the "First Payment Date" is the ninth (9th) day of the calendar month following the first full "Interest Accrual Period" (as defined in the applicable loan agreement Mortgage Loan Source Document).

For the 21810 Mortgage Loan, the "Origination Date" is "2/1/2018," as shown in the applicable Mortgage Loan Source Document.  For the purpose of comparing the "First Payment Date" Compared Mortgage Loan Characteristic for the 21810 Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use "4/9/2018" for the "First Payment Date" Compared Mortgage Loan Characteristic.

6.
For the Mortgage Loan identified on the Preliminary Mortgage Loan Data File with a Loan ID of "22948" (the "22948 Mortgage Loan"), CoreVest, on behalf of the Depositor, indicated that a mortgaged property which partially secured the 22948 Mortgage Loan was released prior to the Cut‑Off Date.  For the purpose of comparing the "Mortgage Loan Initial Funded Amount ($)" Compared Mortgage Loan Characteristic for the 22948 Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use "$6,676,347" for the "Mortgage Loan Initial Funded Amount ($)" Compared Mortgage Loan Characteristic.

7.	For the purpose of comparing the "Monthly Debt Service ($)" Compared Mortgage Loan Characteristic for each Mortgage Loan except for each:
a.
Mortgage Loan with an "Amortization Type" of "Amortizing Balloon," as shown on the Preliminary Mortgage Loan Data File, and which does not have a stated monthly debt service amount in the applicable loan agreement Mortgage Loan Source Document (each, a "Recalculated Amortizing Mortgage Loans"), which are described in succeeding paragraphs of this Note 7 and
b.	Interest Only Mortgage Loan (as defined below in this Note 7), which are described in the final paragraph of this Note 7,
CoreVest, on behalf of the Depositor, instructed us to use the stated monthly debt service amount that is shown in the applicable loan agreement Mortgage Loan Source Document.

For the purpose of comparing the "Monthly Debt Service ($)" Compared Mortgage Loan Characteristic for each Recalculated Amortizing Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to recalculate the "Monthly Debt Service ($)" Compared Mortgage Loan Characteristic using the "PMT" function in Microsoft Excel and the:
i.	Mortgage Loan Initial Funded Amount ($), as shown on the Preliminary Mortgage Loan Data File,
ii.	Interest Rate, as shown on the Preliminary Mortgage Loan Data File (adjusted as described in the succeeding paragraph of this Note 7) and
iii.	Principal amortization period, as shown in the loan agreement Mortgage Loan Source Document of each Recalculated Amortizing Mortgage Loan.

Exhibit 6 to Attachment A Page 6 of 10

Notes: (continued)

7.	(continued)

For the purpose of the "Monthly Debt Service ($)" recalculation described above for each Recalculated Amortizing Mortgage Loan, all of which have an "Interest Rate Accrual" of "Actual/360," as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to multiply the "Interest Rate," as shown on the Preliminary Mortgage Loan Data File, by a fraction equal to 365/360.

In addition to comparing the recalculated "Monthly Debt Service ($)" for each Recalculated Amortizing Mortgage Loan to the corresponding information on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, also instructed us to compare the "Monthly Debt Service ($)" for each Recalculated Amortizing Mortgage Loan, as shown on the Preliminary Mortgage Loan Data File, to the corresponding information on the Midland servicing report Mortgage Loan Source Document. All such compared information was in agreement.

For the purpose of comparing the "Monthly Debt Service ($)" Compared Mortgage Loan Characteristic for each Mortgage Loan with an "Amortization Type" of "Interest Only," as shown on the Preliminary Mortgage Loan Data File (each, an "Interest Only Mortgage Loan"), all of which have an "Interest Rate Accrual" of "Actual/360," as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to recalculate the "Monthly Debt Service ($)" Compared Mortgage Loan Characteristic as 1/12th of the product of:
a.	The "Mortgage Loan Initial Funded Amount ($)," as shown on the Preliminary Mortgage Loan Data File,
b.	The "Interest Rate," as shown on the Preliminary Mortgage Loan Data File, and c.365/360.

8.
For the purpose of comparing the "IO Term (months)" Compared Mortgage Loan Characteristic for each Mortgage Loan with an "Amortization Type" of "Amortizing Balloon," as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to use "N/A" for the "IO Term (months)" Compared Mortgage Loan Characteristic.

For the purpose of comparing the "IO Term (months)" Compared Mortgage Loan Characteristic for each Interest Only Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use the "Original Term to Maturity (months)" (as defined in Item 11. of Attachment A), as shown on the Preliminary Mortgage Loan Data File for the "IO Term (months)" Compared Mortgage Loan Characteristic.

9.	For certain Mortgage Loans, the loan agreement Mortgage Loan Source Document contains:
a.	A definition for "Par Prepayment Date," which is shown as a certain "Payment Date" (e.g., the 114th Payment Date),
b.	A definition for "Payment Date," which is defined as "with respect to each Interest Accrual Period, the ninth (9th) day of the calendar month immediately succeeding such Interest Accrual Period" and
c.
A definition for "Interest Accrual Period," which is defined as "each period from and including the first day of a calendar month through and including the last day of such calendar month. Notwithstanding the foregoing, the first Interest Accrual Period shall commence on and include the Closing Date."

Exhibit 6 to Attachment A Page 7 of 10

Notes: (continued)

9.	(continued)

For the purpose of comparing the:
a.	Prepayment Provision,
b.	Original Yield Maintenance Period and
c.	Open Period
Compared Mortgage Loan Characteristics for each Mortgage Loan described in the preceding paragraph, CoreVest, on behalf of the Depositor, instructed us to assume that for the purpose of determining the "Par Prepayment Date," the first "Payment Date" is the 9th day of the calendar month which follows the calendar month in which the "Closing Date" occurs (the "Stub Payment Date 1"), even though:
i.	There will not be a debt service payment made on the Stub Payment Date 1 and
ii.
The "First Payment Date" of the Mortgage Loan, as shown on the Preliminary Mortgage Loan Data File, will be the 9th day of the second calendar month which follows the calendar month in which the "Closing Date" occurs.

For the 22948 Mortgage Loan, the applicable Source Document indicates a prepayment penalty period of 52 payments and an open period of eight payments and the applicable Source Document contains the following defined terms:

"Prepayment Premium" means the Yield Maintenance Premium, provided that for the first 5% of the Loan Amount prepaid in total in any Loan Year, the Prepayment Premium shall be equal to one percent (1%) of the principal amount of the Loan prepaid (the "1% Prepayment Rate"), with the Yield Maintenance Premium applying only to the principal amount of the Loan, if any, prepaid in excess of such 5% amount in any Loan Year. The foregoing notwithstanding, if the principal amount of the Loan prepaid in any Loan Year is less than 5% of the Loan Amount, the percentage shortfall shall be added to the percentage available for the following Loan Year, on a cumulative basis, and the Yield Maintenance Premium shall apply only to the principal amount of the Loan prepaid in excess of such higher percentage. For example, if the principal amount of the Loan prepaid in the first Loan Year is 2% of the Loan Amount, then 8% of the Loan Amount could be prepaid in the second Loan Year for the 1% Prepayment Premium and, if 6% of the Loan Amount were then prepaid in the second Loan Year, 7% of the Loan Amount could be prepaid for the 1% Prepayment Premium in the third Loan Year. The foregoing notwithstanding, (a) any prepayments of the principal amount of the Loan in excess of 5% ( or such greater percentage as may be applicable as provided above) of the Loan Amount in any Loan Year shall not reduce the percentage of the Loan Amount available for prepayment at the 1% Prepayment Rate in any succeeding year(s) but shall as set forth above be subject to the Yield Maintenance Premium, (b) any prepayments of the principal amount of the Loan to which the Prepayment Premium is not applicable, including pursuant to Section 3.7(a), shall not reduce the percentage of the Loan Amount available for prepayment at the 1% Prepayment Rate, and (c) if an Event of Default exists, the 1% Prepayment Premium shall not apply and the Prepayment Premium shall be equal to the Yield Maintenance Premium for all prepayments of principal amounts of the Loan.

Exhibit 6 to Attachment A Page 8 of 10

Notes: (continued)

9.	(continued)

"Yield Maintenance Premium" means an amount determined by Lender to be equal to the greater of (a) one percent (1%) of the principal amount of the Loan prepaid and (b) the excess, if any, of (i) the sum of the present values of all then-scheduled payments of principal and interest on the principal amount of the Loan being prepaid through the Maturity Date (including a balloon payment on the Maturity Date of the remaining principal on the Maturity Date), with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate when compounded semi-annually, and deducting from the sum of such present values any interest paid for the period from the date of prepayment to the next succeeding Payment Date in the event such payment is not made on a Payment Date, over (ii) the principal amount of the Loan being prepaid.

For the purpose of comparing the "Prepayment Provision" Compared Mortgage Loan Characteristic for the 22948 Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use "1% (up to 5% of OPB per year) and YM (over 5% of OPB per year)/52_0%/8."

10.	For the purpose of comparing the:
a.	Original Yield Maintenance Period and
b.	Open Period
Compared Mortgage Loan Characteristics for each Mortgage Loan, we were instructed by CoreVest, on behalf of the Depositor, to:
i.
Include the number of "Payment Dates" from and including the "First Payment Date" through and including the "Initial Maturity Date" of the Mortgage Loan on which the borrower is required to remit a yield maintenance payment in connection with a voluntary prepayment of the Mortgage Loan as the "Original Yield Maintenance Period" of the Mortgage Loan (in accordance with the additional instructions provided by CoreVest, on behalf of the Depositor, which are described in Note 9 above, as applicable) and

ii.
Include the number of "Payment Dates" from and including the "First Payment Date" through and including the "Initial Maturity Date" of the Mortgage Loan on which the borrower can voluntarily prepay the Mortgage Loan without the payment of a yield maintenance payment or a prepayment premium as the "Open Period" of the Mortgage Loan (in accordance with the additional instructions provided by CoreVest, on behalf of the Depositor, which are described in Note 9 above, as applicable), both as shown in the applicable loan agreement Mortgage Loan Source Document.

11.
For the purpose of comparing the "Future Secondary Financing Allowed (Y/N)" Compared Mortgage Loan Characteristic for each Mortgage Loan that references a "Permitted Mezzanine Loan" in the loan agreement Mortgage Loan Source Document, as applicable, we were instructed by CoreVest, on behalf of the Depositor, to assume that this "Permitted Mezzanine Loan" debt does not constitute additional debt that may be placed by the borrower on the collateral that secures the Mortgage Loan, and to use "N" for the "Future Secondary Financing Allowed (Y/N)" Compared Mortgage Loan Characteristic.

Exhibit 6 to Attachment A Page 9 of 10

Notes: (continued)

12.	For the purpose of comparing the "Lockbox Type" Compared Mortgage Loan Characteristic, CoreVest, on behalf of the Depositor, instructed us to use the following definitions:

a.
Springing – As of the Closing Date of the Mortgage Loan, the borrower and/or related property manager is required to deposit any rent it receives in a rent deposit account or restricted account, as applicable. Upon the occurrence of an event of default or certain trigger events under the loan documents, the lender requires or has the option to require the borrower to direct tenants to deposit funds directly to a lockbox account or restricted account, as applicable.

b.	Hard – As of the Closing Date of the Mortgage Loan, there is an established lockbox account controlled by the lender into which tenants are required to deposit rents directly.

c.	N/A – As of the Closing Date of the Mortgage Loan, either:
i.	The borrower or the related property manager is not required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt,
ii.
The borrower or the related property manager is required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt, however, there are no requirements for the borrower to direct tenants to deposit funds directly to a rent deposit account upon the occurrence of an event of default or certain trigger events under the loan documents, or

iii.
The borrower of the related property manager is not required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt. Upon the occurrence of an event of default or certain trigger events under the loan documents, the lender has the option to require the borrower to direct tenants to deposit funds directly to an account designated by the lender or to such other third party as directed by the lender.

13.	For the purpose of comparing the "Cash Management Type" Compared Mortgage Loan Characteristic, CoreVest, on behalf of the Depositor, instructed us to use the following definitions:

a.
Springing – Prior to an event of default or certain trigger events that are described in the loan agreement Mortgage Loan Source Document, all cash on deposit in a rent deposit account is released periodically to the borrower. Upon the occurrence an event of default or certain trigger events that are described in the loan agreement Mortgage Loan Source Document, all cash on deposit in the rent deposit account will be swept to a lender controlled cash management account and will be applied in accordance with the terms of the loan agreement Mortgage Loan Source Document.

b.
Hard – As of the Closing Date of the Mortgage Loan, all cash on deposit in the rent deposit account is swept to a lender controlled cash management account and is applied in accordance with the terms of the loan agreement Mortgage Loan Source Document.

Exhibit 6 to Attachment A Page 10 of 10

Notes: (continued)

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, qualifications, assumptions, methodologies and exceptions provided by CoreVest, on behalf of the Depositor, that are described in the notes above.

Exhibit 7 to Attachment A

Provided Mortgage Loan Characteristics

Characteristic
Loan Seller
Loan Owner
Loan ID
Loan
Cut Off Date
Next Due Date
Loan Purpose
Refinance Type
Lien Position
Number of Units
Cut Off Date Value ($)
Rent Rolls (Y/N)
Frequency of Rent Rolls
Operating Statement (Y/N)
Frequency of Operating Statements
Property Manager
Property Manager Type
Servicer
Servicing Fee ($)
Servicing Fee Rate
Trustee/Certificate Administrator Fee Rate
CREFC® License Fee Rate
Special Servicing Fee
Property Management Consultant Fee
Occupancy as of Date
Rent Rolls Required as of 3/31 (Y/N)
Operating Statement Required as of 3/31 (Y/N)
Rank Loan Number
Recourse to Borrower (Full, Partial, Carve-out, None)
Crowdfunded (Y/N)

Note: We performed no procedures to determine the accuracy, completeness or reasonableness of the Provided Mortgage Loan Characteristics.